Exhibit 10.1
Execution Copy
SECOND AMENDMENT
to
RECEIVABLES PURCHASE AGREEMENT
Dated as of May 13, 2005
          THIS SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (the “Amendment”) is entered into as of May 13, 2005 by and among (i) COLUMBIA OF OHIO RECEIVABLES CORPORATION, a Delaware corporation, as Seller, (ii) BEETHOVEN FUNDING CORPORATION, a Delaware corporation, as the Purchaser, (iii) DRESDNER BANK AG, NEW YORK BRANCH, as Agent for the Purchaser, and (iv) COLUMBIA GAS OF OHIO, INC., an Ohio corporation, as Servicer.
PRELIMINARY STATEMENT
          A. The Purchaser, the Seller, the Servicer and the Agent are parties to that certain Receivables Purchase Agreement dated as of May 14, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “RPA”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the RPA.
          B. The Purchaser, the Seller, the Servicer and the Agent have agreed to amend the RPA, subject to the terms and conditions hereinafter set forth.
          NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Amendment. Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 2 below, the defined term “Scheduled Commitment Termination Date” is hereby amended to delete the date “May 13, 2005” set forth therein and to substitute the date “May 12, 2006” therefor.
          SECTION 2. Condition Precedent. This Amendment shall become effective and be deemed effective, as of the date first above written, upon receipt by the Agent of four (4) copies of this Amendment duly executed by each of the parties hereto.
          SECTION 3. Covenants, Representations and Warranties of the Seller and Servicer.
          3.1 Upon the effectiveness of this Amendment, each of the Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it, to the extent the same are not amended hereby, in the RPA and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

          3.2 Each of the Seller and the Servicer hereby represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies.
          SECTION 4. Reference to and Effect on the RPA.
          4.1 Upon the effectiveness of this Amendment, each reference in the RPA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the RPA as amended hereby, and each reference to the RPA in any other document, instrument or agreement executed and/or delivered in connection with the RPA shall mean and be a reference to the RPA as amended hereby.
          4.2 Except as specifically amended hereby, the RPA and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
          4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchasers or the Liquidity Agent under the RPA or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
          SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.
          SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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Exhibit 10.1
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

SELLER:	COLUMBIA OF OHIO RECEIVABLES CORPORATION

	By:	/s/	David J. Vajda
Name: David J. Vajda
Title: Vice President & Treasurer

SERVICER:	COLUMBIA GAS OF OHIO, INC.

	By:	/s/	David J. Vajda
Name: David J. Vajda
Title: Vice President & Treasurer

AGENT:	DRESDNER BANK AG, NEW YORK BRANCH

	By:	/s/	David O. Taylor
Name: David O. Taylor
Title: Vice President

	By:	/s/	Roman Mazo
Name: Roman Mazo
Title: Vice President

PURCHASER:	BEETHOVEN FUNDING CORPORATION,
By: Dresdner Bank AG, New York Branch, as attorney in fact

	By:	/s/	David O. Taylor
Name: David O. Taylor
Title: Vice President

	By:	/s/	Roman Mazo
Name: Roman Mazo
Title: Vice President

Signature Page to Second Amendment to Columbia Gas RPA